SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 23, 2000

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-6686                13-1024020
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(State or Other Jurisdiction      (Commission File          (IRS Employer
      of Incorporation)               Number)                Identification No.)

  1271 Avenue of the Americas, New York, New York                   10020
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     (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On January 23, 2000, a press release was issued by Interpublic detailing restructuring charges in connection with the previously announced merger of Lowe & Partners Worldwide ("Lowe & Partners") and Ammirati Puris Lintas ("APL") to form an agency network called Lowe Lintas & Partners Worldwide, and is attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits.

         99.1     Press Release dated January 23, 2000.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: January 24, 2000           By:      /s/ Nicholas J. Camera
                                          ---------------------------
                                          Nicholas J. Camera
                                          VICE PRESIDENT, GENERAL COUNSEL AND
                                          SECRETARY



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                                  EXHIBIT INDEX

Exhibits.

         99.1     Press Release dated January 23, 2000.